EXHIBIT 10.01

AMENDMENT NO. 5

TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 5 dated as of April 14, 2003 under the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “DIP Credit Agreement”), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H :

WHEREAS the parties hereto desire to amend the DIP Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

Section 2. New Definitions Relating to the Creation of the Real Estate SPV’s. The following definitions are added in alphabetical order in Section 1.01 of the DIP Credit Agreement:

“Qualifying SPV” shall mean an SPV (i) that has executed and delivered to the Administrative Agent an SPV Guarantee, (ii) that has executed a deed of trust, mortgage or other security document pursuant to which such SPV has provided to the Collateral Agent, for the ratable benefit of the Agents, the Fronting Banks and the DIP Lenders, a perfected first priority Lien on any Rigas Real Property held by such SPV (subject only to such Liens as shall exist on the date of execution of such document and tax and other Liens arising by operation of law), which document shall contain the automatic release of Lien provisions described in Section 5(e) of Amendment No. 5 to this Agreement, and (iii) all of the Equity Interests of which shall be subject to a perfected first priority Lien for the ratable benefit of the Agents, the Fronting Banks and the DIP Lenders (subject to no other Liens); provided that the requirements set forth in clause (ii) shall apply at any time to an SPV only if at such time such SPV shall hold Rigas Real Property having a fair market value in excess of $50,000, as determined in good faith by the Parent. A Qualifying SPV may, but is not required to, have filed a voluntary petition with the Bankruptcy Court initiating a case under chapter 11 of the Bankruptcy Code.

“Real Property Proceeds Account” shall mean the account established by the Parent under the sole and exclusive control of the Collateral Agent maintained at the office of the Collateral Agent at 338 Greenwich Street, New York, New York 10013 designated as the “Real Property Proceeds Account” and used solely for the purposes set forth in Section 5.15.

“Rigas Real Property” shall mean any parcel of real property, together with improvements thereon, either (i) used by or for which title is held by a member of the Rigas family and with respect to which property any Loan Party has made payments or claims title to, or (ii) located at 4652 Route 6 West, Ulysses, Pennsylvania or 333 Frey Avenue, Vestal, New York.

“SPV” shall mean a newly created wholly-owned Subsidiary of the Parent that does not conduct any business other than (i) the holding, administering, insuring, marketing and disposing of one or more Rigas Real Properties, and (ii) the distribution of the proceeds of any such disposition to the Parent as contemplated by Section 5.15.

“SPV Guarantee” shall mean a guarantee substantially in the form of Exhibit G.

Section 3. Addition of Form of SPV Guarantee; Conforming Changes Related to the SPV Guarantees. (a) A New Exhibit G to the DIP Credit Agreement is added immediately after Exhibit F thereto, to read in its entirety as set forth in Exhibit G to this Amendment.

(b) Section 7.01(c) of the DIP Credit Agreement is amended by adding the phrase “or Section 5.15 or any covenant contained in any SPV Guarantee” immediately after the reference to “Article 6” contained therein.

(c) Section 9.03(a) of the DIP Credit Agreement is amended by adding the phrase “or pursuant to an SPV Guarantee” immediately after the reference to “this Article 9” contained in clause (ii) thereof.

(d) Section 10.10(a) of the DIP Credit Agreement is amended by adding the following sentence at the end thereof: “No modification, amendment or waiver of any provision of any SPV Guarantee and no consent to any departure by any SPV Guarantor party thereto therefrom shall in any event be effective unless entered into in accordance therewith.”

Section 4. Overriding Provisions Regarding Qualifying SPV’s. Notwithstanding anything to the contrary in the DIP Credit Agreement (including without limitation Article 9 thereof) or any other Loan Document:

(a) each Qualifying SPV (as defined in the DIP Credit Agreement as amended hereby) shall be liable for the obligations of any other Loan Party solely to the extent, and subject to the terms and conditions, set forth in its SPV Guarantee (and its “Guaranteed Obligations” for purposes of the Loan Documents shall be only its “Guaranteed Obligations” specified therein);

(b) none of the Administrative Agent, the Collateral Agent, any Fronting Bank or any DIP Lender shall have any right to exercise any remedies against any Qualifying SPV under its SPV Guarantee (as defined in the DIP Credit Agreement as amended hereby), or any deed of trust, mortgage or other security document to which any Qualifying SPV (as defined in the DIP Credit Agreement as amended hereby) is a party unless and until the Allocation Order (as defined in the DIP Credit Agreement as amended hereby) with respect to such Qualifying SPV shall have been entered;

(c) each Qualifying SPV Guarantee shall constitute a “Loan Document” and each deed of trust, mortgage or other security document executed by any Qualifying SPV as contemplated by clause (ii) of the definition thereof shall constitute a “Loan Document”;

(d) each Qualifying SPV shall constitute a “Loan Party” under the DIP Credit Agreement; provided however that no Qualifying SPV shall make or be deemed to have made on any date any of the representations set forth in the DIP Credit Agreement or any other Loan Document or be required to comply with any of the covenants or agreements set forth in the DIP Credit Agreement or any other Loan Document (other than (i) its SPV Guarantee and (ii) the provisions of Section 2.14 with respect to any Reduction Event); and

(e) in no event will any Loan Party make any Intercompany Advance to any Qualifying SPV, other than an Investment made in accordance with clause (vi) of Section 6.10(a).

Section 5. Provisions Regarding the Holding and the Disposition of Rigas Real Property. (a) Permission to Hold Rigas Real Property. Section 6.10(a) of the DIP Credit Agreement is amended by (i) deleting the “and” at the end of clause (viii) thereof and replacing it with a comma, and (ii) adding the word “and” and the following new clause (x) at the end of clause (ix) thereof:

(x) ownership by any Loan Party of the Equity Interests of any Qualifying SPV (so long as such Equity Interests are subject to a perfected first priority Lien for the ratable benefit of the Agents, the Fronting Banks and the DIP Lenders);

(b) No DIP Reductions Until Proceeds are Allocated by Court Order. (i) The following new definition of “Allocation Order” is added in alphabetical order in Section 1.01 of the DIP Credit Agreement:

“Allocation Order” shall mean, with respect to any SPV Guarantor, an order of the Bankruptcy Court specifying the Borrower Group or Borrower Groups to which each Rigas Real Property held by such SPV Guarantor is allocable (or, if any such Rigas Real Property has been disposed of prior to the date of entry of such order, the Borrower Group or Borrower Groups to which the net proceeds from the sale or other disposition thereof is allocable) and, if such Rigas Real Property (or such net proceeds) is allocable to more than one Borrower Group, the portion of the fair market value or amount thereof allocable to each applicable Borrower Group.

(ii) The definition of “Reduction Event” contained in Section 1.01 of the DIP Credit Agreement is amended by adding the following proviso at the end thereof:

;provided that a sale, lease, transfer or other disposition by any Qualifying SPV of any Rigas Real Property (an “SPV Asset Sale”) shall constitute a “Reduction Event” solely from and after the date the applicable Allocation Order shall have been entered. If an SPV Asset Sale has occurred prior to the entry of the applicable Allocation Order, such SPV Asset Sale shall be deemed to be a “Reduction Event” on the date on which such Allocation Order is entered, at which time the provisions of Section 2.14 shall apply.

(d) Deposit of Sale Proceeds in Parent Account Pending Allocation. A new Section 5.15 is added to the DIP Credit Agreement immediately after Section 5.14 thereof, to read in its entirety as follows:

SECTION 5.15. Real Property Proceeds Account. Promptly, and in any event within three Business Days after the consummation of any disposition of any Rigas Real Property, the Parent shall cause the Qualifying SPV that has consummated such disposition to distribute the Net Proceeds thereof to the Parent by depositing such Net Proceeds in the Real Property Proceeds Account. All amounts on deposit from time to time in the Real Property Proceeds Account shall be invested by the Collateral Agent in Permitted Investments and no Loan Party shall have the right to withdraw any such amounts at any time. The Real Property Proceeds Account and all amounts on deposit therein from time to time, and all Permitted Investments thereon, shall constitute “Collateral”; provided that, notwithstanding anything to the contrary in any Loan Document, none of the Administrative Agent, the Collateral Agent, any Fronting Bank or any DIP Lender shall have any right to withdraw any amount on deposit in the Real Property Proceeds Account or exercise any rights or remedies against the Real Property Proceeds Account unless and until the Allocation Order with respect to the relevant proceeds shall have been entered (on and after which time any such rights and remedies may be exercised in accordance with the provisions of the Loan Documents). On the date on which a “Reduction Event” shall be deemed to have occurred pursuant to the last sentence of the definition thereof, the Collateral Agent shall withdraw from the Real Property Proceeds Account the amount of Net Proceeds with respect to such Reduction Event and apply such Net Proceeds in accordance with Section 2.14 and the applicable Allocation Order.

(e) Release of Lien upon Sale. The Lien of the Agents, the Fronting Banks and the DIP Lenders on any Rigas Real Property sold by any Qualifying SPV (but not on any proceeds thereof) shall be released automatically and without any further action on the part of the Agents, the Fronting Banks and the DIP Lenders upon the effective date of such sale. The Collateral Agent shall do such acts and execute and deliver such documents as may be reasonably requested from time to time by the applicable Qualifying SPV for the purpose of evidencing the release of any such Lien.

Section 6. Extended Time Period for Delivery of The Long-Term Budget. (a) Monthly Usage Limit Calculation. The definition of “Monthly Usage Limit” contained in Section 1.01 of the DIP Credit Agreement is amended by replacing the words “244th Day” with the words “May 27, 2003”.

(b) Delivery of Long-Term Budget. Section 5.01(l)(i) of the DIP Credit Agreement is amended by replacing the words “April 15, 2003” in the first line thereof with the words “April 24, 2003”.

(c) Occurrence of Covenant Addendum Date. Section 7.01(s) of the DIP Credit Agreement is amended to read its entirety as follows:

“(s) the Covenant Addendum Date shall not have occurred on or prior to May 27, 2003; or”.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED

BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 8. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders (other than Section 6(b) hereof, which shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Co-Lead Arrangers). In the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of any section of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK

By:	/s/ William A. Austin
Name William A. Austin
Title: Vice President

CITICORP USA, INC.

By:	/s/ Michael Schadt
Name: Michael Schadt Title: Vice President

WACHOVIA BANK, N.A.

By:	/s/ Helen F. Wessling
Name: Helen F. Wessling Title: Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ Christopher Usas
Name: Christopher Usas Title: Director

FLEET NATIONAL BANK

By:	/s/ Judith A. Huckins
Name: Judith A. Huckins Title: Authorized Officer

BANK OF AMERICA, N.A.
By:	/s/ William E. Livingstone, IV
Name: William E. Livingstone, IV
Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Christopher Cox
Name: Christopher Cox
Title: Duly Authorized Signatory

THE TRAVELERS INSURANCE COMPANY
By:

Name:
Title:

BANK OF MONTREAL
By:

Name:
Title:

CALPERS
By:

Name:
Title:

CREDIT LYONNAIS NEW YORK
By:

Name:
Title:

THE FOOTHILL GROUP, INC.
By:	/s/ Sean T. Dixon

Name: Sean T. Dixon
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.
By:

Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ William M. Ginn

Name: William M. Ginn
Title: General Manager

BAYERISHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH
By:	/s/ Jane P. Jacobs

Name: Jane P. Jacobs
Title: Director

By:	/s/ Hans Jung

Name: Hans Jung
Title: Associate Director

EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management as Investment Advisor
By:

Name:
Title:

EATON VANCE CDO III, LTD. By: Eaton Vance Management as Investment Advisor
By:

Name:
Title:

EATON VANCE CDO IV, LTD. By: Eaton Vance Management as Investment Advisor
By:

Name:
Title:

COSTANTINUS EATON VANCE CDO V, LTD. By: Eaton Vance Management as Investment Advisor
By:

Name:
Title:

SPCP GROUP LLC
By:

Name:
Title:

SUNAMERICA SENIOR FLOATING RATE FUND INC. By: Stanfield Capital Partners LLC as its subadvisor
By:

Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:

Name:
Title:

AURM CLO 2002-1 LTD. By: Stein Roe & Farnham Incorporated, as Investment Manager
By:

Name:
Title:

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. as Attorney in Fact

By:
Name:
Title:

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:
Name:
Title:

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:
Name:
Title:

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., as its Collateral Manager

By:
Name:
Title:

By:
Name:
Title:

C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager

By:
Name:
Title:

SRF 2000 LLC

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Assistant Vice President

SRF TRADING, INC.

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Assistant Vice President

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By:
Name:
Title:

FLAGSHIP CLO II

By:
Name:
Title:

AIG SUNAMERICA LIFE ASSURANCE COMPANY (DBA ANCHOR NATIONAL LIFE INSURANCE COMPANY)

By:
Name:
Title:

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND (161)

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:
Name:
Title:

REGIMENT CAPITAL, LTD
By:	Regiment Capital Management, LLC as its Investment Advisor
By:	Regiment Capital Advisors, LLC its Manager and Pursuant to delegated authority

By:
Name:
Title:

PRESIDENT & FELLOWS OF HARVARD COLLEGE
By:	Regiment Capital Management, LLC as its Investment Advisor
By:	Regiment Capital Advisors, LLC its Manager and Pursuant to delegated authority

By:
Name:
Title:

LIBERTYVIEW FUNDS, L.P.

By:
Name:
Title:

LONG LANDE MASTER TRUST IV
By:	Fleet National Bank as Trust Administrator

By:
Name:
Title:

AIMCO CLO, SERIES 2001-A

By:

Name:
Title:

ALLSTATE LIFE INSURANCE COMPANY

By:

Name:
Title:

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Diane S. Grisnold

Name: Diane S. Grisnold
Title: AVP

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

GLENEAGLES TRADING LLC

By:

Name:
Title:

HIGHLAND LOAN FUNDING V LTD

By:	Highland Capital Management, L.P. as Collateral Manager
By:

Name:
Title:

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	Highland Capital Management, L.P. as Authorized Representatives of the Board
By:

Name:
Title:

ING PRIME RATE TRUST

By:	ING Investments, LLC as its Investment Manager
By:

Name:
Title:

ING SENIOR INCOME FUND

By:	ING Investments, LLC as its Investment Manager
By:

Name:
Title:

INDOSUEZ CAPITAL FUNDING VI, LIMITED

By:	Indosuez Capital as Collateral Manager
By:

Name:
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	David L. Babson & Company Inc., as Investment Adviser

By:	/s/ Adrienne Musgnug

Name: Adrienne Musgnug
Title: Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By:	David L. Babson & Company Inc., under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By:	/s/ Andrienne Musgnug

Name: Adrienne Musgnug
Title: Managing Director

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

By:

Name:
Title:

BRYN MAWR CLO, LTD.

By:	Deerfield Capital Management LLC as its Collateral Manager
By:

Name:
Title:

GULF STREAM CDO 2002-I

By:	Gulf Stream Asset Management, LLC as Collateral Manager
By:

Name:
Title:

STANWICH LOAN FUNDING LLC

By:

Name:
Title:

RIVIERA FUNDING LLC

By:	/s/ Diane M. Himes

Name: Diane M. Himes
Title: Assistant Vice President

ATRIUM CDO

By:

Name:
Title:

CSAM FUNDING II

By:

Name:
Title:

TORONTO DOMINION (TEXAS), INC.

By:

Name:
Title:

NOMURA BOND & LOAN FUND

By:	UFJ Trust Company of New York as Trustee
By:	Nomura Corporate Research and Asset Management, Inc., Attorney in Fact
By:

Name:
Title:

CLYDESDALE CLO 2001-1, LTD

By:	Nomura Corporate Research and Asset Management, Inc., as Collateral Manager
By:

Name:
Title:

IMPERIAL CREDIT ASSET MANAGEMENT

By:

Name:
Title:

CITIBANK, N.A.

By:

Name:
Title:

ACC CABLE COMMUNICATIONS FL-VA, LLC

By:	ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC

By:	ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC.

ACC OPERATIONS, INC.

ACC TELECOMUNICATIONS HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC

By:	Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.

By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.

By:	Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

By:	Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC

By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

By:	Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

By:	Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC

By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC

By:	Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.

ADELPHIA GS CABLE, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC.

ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

ADELPHIA WELLSVILLE, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS, INC.

ARAHOVA HOLDINGS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.

By:	CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP

By:	Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.

By:	Century-TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC

By:	Century-TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC

By:	ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CP-MDU II LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

E.& E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.

By:	TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.

By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC

By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

FRONTIERVISION HOLDINGS L.L.C.

By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION HOLDINGS L.P.

By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.

By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.

By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner

By:	ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC

By:	Ft. Myers Acquisition Limited Partnership, its sole member

By:	Olympus Communications, L.P., its general partner

By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C

By:	ACC Cable Communications FL-VA, LLC, its sole member

By:	ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.

By:	Global Cablevision II, LLC, its general partner

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC

By:	ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC

By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC

By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION

By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA’S VINEYARD CABLEVISION, L.P.

By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.

By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.

By:	ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.

By:	Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS HOLDINGS, LLC

By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION

By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP

By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.

By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.

By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC

By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.

By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
And By:	Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.

By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC

TRI-STATES, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

UCA LLC

By:	ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.

By:	CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP

By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY

YOUNG’S CABLE TV CORP.

YUMA CABLEVISION, INC.

By:	/s/ William T. Schleyer
	Name:	William T. Schleyer
	Title:	Chief Executive Officer